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                                                                  Exhibit 99.2
                                                                  CONFORMED COPY


        FIRST AMENDMENT TO FIVE-YEAR REVOLVING CREDIT FACILITY AGREEMENT

                                       and

              FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT



                  FIRST AMENDMENT, dated as of June 11, 2001, to the Five-Year Revolving Credit Facility Agreement, dated as of February 22, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among LUCENT TECHNOLOGIES INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), SALOMON SMITH BARNEY INC., as Syndication Agent, and THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"); and

                  FIRST AMENDMENT, dated as of June 11, 2001 (together with the amendment to the Credit Agreement referred to above, this "Amendment"), to the Guarantee and Collateral Agreement, dated as of February 22, 2001 (as amended, modified or supplemented from time to time, the "Guarantee and Collateral Agreement"), made by the Borrower and certain of its subsidiaries (collectively, the "Grantors") in favor of The Chase Manhattan Bank, as Collateral Agent (in such capacity, the "Collateral Agent").

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

                  WHEREAS, pursuant to the Guarantee and Collateral Agreement, the Grantors have granted Liens in favor of the Collateral Agent, for the benefit of the Secured Parties referred to therein, on their properties to secure their obligations and liabilities to the Secured Parties upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement and the Guarantee and Collateral Agreement and, upon this Amendment becoming effective, the Lenders will have agreed to amend certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement, in each case in the manner provided for in this Amendment.

                  NOW THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. Amendments to the Credit Agreement.

                  2.1. Amendments to Section 1.01 of the Credit Agreement.


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                  (a) The definition of "Indebtedness" in Section 1.01 of the
Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (i) therein and substituting "," in lieu thereof, (ii) deleting the "." at the end of clause (j) therein and substituting "and" in lieu thereof and
(iii) adding the following clause (k) at the end of clause (j) therein:

                  (k) to the extent not otherwise included, indebtedness or similar obligations (including, if applicable, net investment amounts) pursuant to any receivables securitization.

                  (b) Clause (iv) in the definition of "Capital Markets Event" in Section 1.01 of the Credit Agreement is hereby amended in full to read as follows:

                  (iv) commercial paper and other Short-Term Indebtedness (other than Short-Term Indebtedness incurred in a receivables securitization or under a syndicated line of credit or other credit facility),

                  (c) The definition of "CMO Transaction" in Section 1.01 of the Credit Agreement is hereby amended in full to read as follows:

                           "CMO Transaction" shall mean any financing
                  arrangement involving (i) the incurrence of Indebtedness supported by Liens (or Indebtedness secured by Liens) on real estate owned by the Borrower or any Subsidiary, or on the Capital Stock of any Subsidiary formed exclusively to hold any direct or indirect interest in such real estate, and on related assets (including reserve accounts) or (ii) the issuance of Capital Stock of a Real Estate Subsidiary.

                  (d) The definition of "Restricted Payment" in Section 1.01 of the Credit Agreement is hereby amended in full to read as follows:

                           "Restricted Payment" shall mean any dividend or other
                  distribution (whether in cash, securities or other property) with respect to any shares of any class of Capital Stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of Capital Stock of the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of Capital Stock of the Borrower or any Subsidiary; provided, however, that any such dividend, other distribution or payment made in the common stock of the Borrower shall not constitute a "Restricted Payment."

                  (e) The definition of "Subsidiary" in Section 1.01 of the Credit Agreement is hereby amended in full to read as follows:

                           "Subsidiary" shall mean any corporation, partnership,
                  limited liability company or other entity, a majority of the Voting Shares or other ownership interests having ordinary voting power (other than only by reason of the happening of a contingency) of which are at the time owned or controlled, directly or indirectly, by the Borrower or by one or more Subsidiaries of the Borrower,


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                  excluding any such Person that (a) would not constitute a
                  consolidated subsidiary of the Borrower in accordance with GAAP and (b) is not Controlled (directly or indirectly) by the Borrower. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. On and after the date of the Agere IPO, Agere and its Subsidiaries shall be deemed not to constitute Subsidiaries of the Borrower for the purposes of Articles III, V and VI.

                  (f) The definition of "Subsidiary Guarantors" in Section 1.01 of the Credit Agreement is hereby amended in full to read as follows:

                           "Subsidiary Guarantors" shall mean each Wholly Owned
                  Material Domestic Subsidiary (excluding any Receivables Subsidiary or Real Estate Subsidiary) other than Agere and its Subsidiaries, provided, that if the Agere IPO does not occur on or prior to April 30, 2001, Agere and its Wholly Owned Material Domestic Subsidiaries shall become Guarantors as provided in Section 5.11(c).

                  (g) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                           "Accounts" shall have the meaning given to such term
                  in the Uniform Commercial Code as in effect in the State of New York; and, with respect to the Borrower and its Subsidiaries, all such Accounts of such Persons, whether now existing or existing in the future, including, without limitation, (i) all accounts receivable of such Person (whether or not specifically listed on schedules furnished to the Administrative Agent) including, without limitation, all accounts created by or arising from all of such Person's software licensing arrangements or sales of goods or rendition of services made under any of its trade names, or through any of its divisions, (ii) all unpaid rights of such Person (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (iii) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (iv) all reserves and credit balances held by such Person with respect to any such accounts receivable or any obligors thereon, (v) all letters of credit, guarantees or collateral for any of the foregoing and (vi) all insurance policies or rights relating to any of the foregoing.

                           "Real Estate Subsidiary" shall mean any special
                  purpose Subsidiary formed in connection with and to facilitate a Sale and Leaseback Transaction or a CMO Transaction and designated as such by the Borrower in a notice to the Administrative Agent and that engages in no operations or activities other than those related to or contemplated by such transaction or as are incidental thereto.

                           "Receivables" shall mean all Accounts and accounts
                  receivable of the Borrower or any of its Subsidiaries (including any thereof constituting or evidenced by chattel paper, instruments or general intangibles), and all proceeds thereof and rights (contractual and other) and collateral related thereto.


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                           "Receivables Subsidiary" shall mean any special
                  purpose, bankruptcy-remote Subsidiary that acquires, on a revolving basis, Receivables generated by the Borrower or any of its Subsidiaries and that engages in no operations or activities other than those related to receivables securitizations.

                  2.2. Amendment to Section 5.11(c)(iii) of the Credit Agreement. Section 5.11(c)(iii) of the Credit Agreement is hereby amended by inserting the parenthetical "(other than any Receivables Subsidiary or Real Estate Subsidiary)" immediately after the words "Wholly Owned Subsidiary".

                  2.3. Amendment to Section 6.03(g) of the Credit Agreement.
Section 6.03(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           (g) Liens incurred pursuant to receivables
                  securitizations constituting Capital Markets Events and related assignments and sales of any income or revenues (including Receivables), including Liens on the assets of any Receivables Subsidiary created pursuant to any receivables securitization constituting a Capital Markets Event and Liens incurred by the Borrower and its other Subsidiaries on Receivables to secure obligations owing by them in respect of any such receivables securitization to the extent reasonably approved by the Administrative Agent;

                  2.4. Amendments to Section 6.05 of the Credit Agreement.
Section 6.05 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (i) therein, (b) deleting the "." at the end of clause (j) therein and substituting "; and" in lieu thereof and (c) adding the following clause (k) at the end thereof:

                           (k) Investments comprised of capital contributions,
                  loans or deferred purchase price (whether in the form of cash, a note or other assets) to any Receivables Subsidiary or Real Estate Subsidiary.

                  SECTION 3. Amendments to Section 1.1 of the Guarantee and Collateral Agreement.

                  (a) The definition of "Indebtedness" in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by (i) deleting the word "and" at the end of clause (ix) therein and substituting "," in lieu thereof,
(ii) deleting the "." at the end of clause (x) therein and substituting "and" in lieu thereof and (iii) adding the following clause (xi) at the end of clause (x) therein:

                  (xi) to the extent not otherwise included, indebtedness or similar obligations (including, if applicable, net investment amounts) pursuant to any receivables securitization.

                  (b) Clause (i) of the definition of "Excluded Property" in
Section 1.1 of the Guarantee and Collateral Agreement is hereby amended in full to read as follows:


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                  (i) any Receivables, any right to payment arising from
                  software licensing arrangements, or loans made pursuant to Vendor Financings (and, in each case, any related assets including, without limitation, all deposit accounts, contract rights, chattel paper, instruments, general intangibles and other assets of any kind, in each case, for which any Grantor has granted a security interest in such deposit accounts, contract rights, chattel paper, instruments, general intangibles and other assets in connection with a securitization permitted by the Credit Agreements or such Vendor Financing, as applicable) that are the subject of securitizations permitted by the Credit Agreements,

                  (c) The definition of "Subsidiary" in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended in full to read as follows:

                           "Subsidiary": any corporation, partnership, limited
                  liability company or other entity, a majority of the Voting Shares or other ownership interests having ordinary voting power (other than only by reason of the happening of a contingency) of which are at the time owned or controlled, directly or indirectly, by the Borrower or by one or more Subsidiaries of the Borrower, excluding any such Person that
                  (i) would not constitute a consolidated subsidiary of the Borrower in accordance with GAAP and (ii) is not Controlled (directly or indirectly) by the Borrower. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  (d) Clause (i) of the first proviso in the definition of "Pledged Stock" in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended in full to read as follows:

                  (i) any Capital Stock of any Subsidiary that is not a Material Subsidiary and that is not a Receivables Subsidiary or (except to the extent that, pursuant to the terms of the applicable Sale and Leaseback Transaction or CMO Transaction, its Capital Stock may not be pledged hereunder) a Real Estate Subsidiary be required to be pledged hereunder

                   (e) The definition of "Subsidiary Guarantors" in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended in full to read as follows:

                           "Subsidiary Guarantors": each Wholly Owned Material
                  Domestic Subsidiary (other than any Receivables Subsidiary, any Real Estate Subsidiary or Agere and its Subsidiaries), provided, that if the Agere IPO does not occur on or prior to April 30, 2001, Agere and its Wholly Owned Material Domestic Subsidiaries shall become Guarantors as provided in Section 5.11(c) of each of the Credit Agreements.

                  (f) Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by inserting the following new definitions:

                           "Real Estate Subsidiary": any special purpose
                  Subsidiary formed in connection with and to facilitate a Sale and Leaseback Transaction or a CMO


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                  Transaction (each as defined in the Credit Agreement) and
                  designated as such by the Borrower in a notice to the Collateral Agent and that engages in no operations or activities other than those related to or contemplated by such transaction or as are incidental thereto.

                           "Receivables Subsidiary": any special purpose,
                  bankruptcy-remote Subsidiary that acquires, on a revolving basis, Receivables generated by the Borrower or any of its Subsidiaries and that engages in no operations or activities other than those related to receivables securitizations.

                  SECTION 4. Authorization to Administrative Agent and Collateral Agent. The Lenders hereby authorize and instruct each of the Administrative Agent and the Collateral Agent to execute and deliver such documents and instruments as it may reasonably deem appropriate to facilitate any receivables securitization, CMO Transaction or Sale and Leaseback Transaction permitted by the Credit Agreement as amended hereby, including any UCC releases and any intercreditor agreements (the terms of which may include a subordination of the Collateral Agent's security interest in certain Receivables to facilitate any such receivables securitization).

                  SECTION 5. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above (the "Amendment Effective Date") when the Administrative Agent shall have received (i) counterparts of this Amendment, duly executed and delivered by a duly authorized officer of the Borrower and the Required Lenders and (ii) the First Amendment to the Lucent 364-Day Revolving Credit Facility Agreement, duly executed and delivered by the Borrower and the Required Lenders (as defined in such Credit Agreement).

                  SECTION 6. Representations and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all the other Lenders that (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  SECTION 7. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent and the Syndication Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Syndication Agent.

                  SECTION 8. Reference to and Effect on the Credit Documents. On and after the Amendment Effective Date, (a) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the


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Credit Agreement as amended hereby and (b) each reference in the Guarantee and
Collateral Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Guarantee and Collateral Agreement, and each reference in the other Loan Documents to "the Guarantee and Collateral Agreement", "thereunder", "thereof" or words of like import referring to the Guarantee and Collateral Agreement, shall mean and be a reference to the Guarantee and Collateral Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile transmission), each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  SECTION 10. Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  SECTION 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [Signature pages deleted]